                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)    October 4, 2000
                                                          ---------------



                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                   000-25169                     82-049021
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(State or other jurisdiction       (Commission                  (IRS Employer
 of Incorporation)                 File Number)              Identification No.)



33 Harbor Square, Suite 202, Toronto, Ontario Canada                   M5J 2G2
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      (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        416/364-2551
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          (Former name or former address, if changed since last report)


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         By this amendment, we hereby update the description that was contained in Item 5 of the Form 8-K that we filed with the Commission on October 16, 2000. The following description restates Item 5 in its entirety.

Item 5. Other Events.

         On October 4, 2000, we completed the sale of 2,151,093 units of securities ("Units") for cash at a price of $11.00 per Unit. Each Unit consisted of a share of Common Stock and a warrant to purchase .15 shares of Common Stock at an initial exercise price of $13.20 per share. The purchasers of the Units were:

         --------------------------------------------------------------------------------------------------
                             Purchaser                       Units Purchased        Consideration ($)
         --------------------------------------------------------------------------------------------------
         Smallcap World Fund Inc.                               1,079,000              $11,869,000
         --------------------------------------------------------------------------------------------------
         Protius Overseas Limited                                 163,636              $ 1,800,000
         --------------------------------------------------------------------------------------------------
         Montrose Investments Ltd.                                136,364              $ 1,500,000
         --------------------------------------------------------------------------------------------------
         Ram Trading Ltd.                                         125,000              $ 1,375,000
         --------------------------------------------------------------------------------------------------
         Nob Hill Capital Partners, L.P.                          100,000              $ 1,100,000
         --------------------------------------------------------------------------------------------------
         Castle Creek Healthcare Partners LLC                      90,910              $ 1,000,010
         --------------------------------------------------------------------------------------------------
         AEOW 2000 L.P.                                            68,182              $   750,002
         --------------------------------------------------------------------------------------------------
         Kodiak Opportunity Offshore Ltd.                          49,590              $   545,490
         --------------------------------------------------------------------------------------------------
         Fidelity National Title Insurance Co.                     45,455              $   500,005
         --------------------------------------------------------------------------------------------------
         Velocity Investment Partners LTD                          45,455              $   500,005
         --------------------------------------------------------------------------------------------------
         Prism Partners 1, L.P.                                    40,800              $   448,800
         --------------------------------------------------------------------------------------------------
         Kodiak Opportunity, L.P.                                  33,520              $   368,720
         --------------------------------------------------------------------------------------------------
         Willow Creek Capital Partners, Ltd.                       25,000              $   275,000
         --------------------------------------------------------------------------------------------------
         Willow Creek Offshore Fund                                25,000              $   275,000
         --------------------------------------------------------------------------------------------------
         CCL Fund LLC                                              22,728              $   250,008
         --------------------------------------------------------------------------------------------------
         Prism Partners II Offshore Fund                           20,400              $   224,400
         --------------------------------------------------------------------------------------------------
         Nob Hill Capital Associates L.P.                          20,000              $   220,000
         --------------------------------------------------------------------------------------------------
         Kodiak Opportunity 3C7, L.P.                              16,890              $   185,790
         --------------------------------------------------------------------------------------------------
         Ascend Partners L.P.                                      13,637              $   150,007
         --------------------------------------------------------------------------------------------------
         Bognor Regis, Inc.                                        13,636              $   150,000
         --------------------------------------------------------------------------------------------------
         Ascend Offshore Funds Ltd.                                 9,090              $    99,990
         --------------------------------------------------------------------------------------------------
         Prism Partners Offshore Fund                               6,800              $    74,800
         --------------------------------------------------------------------------------------------------

         The above figures do not include an additional 68,800 Units that Smallcap World Fund, Inc. ("Smallcap") had the right to purchase pursuant to an option contained in its securities purchase agreement. The option authorized Smallcap to purchase 6.5% of the number of Units purchased by all investors other than Smallcap. This option expired on October 18, 2000 without being exercised by Smallcap.

         The Shemano Group, Inc. ("Shemano"), a broker-dealer, has received or will be receiving compensation for its services in connection with this placement, including cash compensation of approximately 7% of total placement proceeds and warrants to purchase a total of approximately 10% of total number of shares included in the Units sold.

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         Shemano has advised us that it intends to assign its warrants to two of its officers, Gary J. Shemano and William Corbett. The Shemano warrants are identical to the warrants issued to investors.

         The Units were sold without registration under the Securities Act of 1933 in reliance upon the exemption from registration provided in Section 4(2) thereof and Rule 506, Regulation D promulgated thereunder. No general solicitation was made in connection with the placement. All securities sold were acquired for investment, and appropriate restrictions have been placed upon the resale of any of the securities acquired in the placement, including restrictive legends on the face of the securities and stop orders on our stock and warrant registers.

         The warrants issued to the placement investors and Shemano expire on September 29, 2005, and contain anti-dilution and other terms that are commonly found in such securities. A form of the warrants issued has been filed as an exhibit with this Report.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GENEREX BIOTECHNOLOGY CORPORATION



Dated:  December 6, 2000                   By: /s/ E. Mark Perri
        ----------------                   ---------------------------------
                                               E. Mark Perri
                                               Chairman of the Board
                                               Chief Financial Officer


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